UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2004

Commission file number 1-11625

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

5500 Wayzata Blvd, Suite 800, Golden Valley, Minnesota	55416
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (763) 545-1730

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Acquisition or Disposition of Assets

Effective after the close of business October 2, 2004, Pentair, Inc. (“Pentair”) completed the sale of its Tools Group to The Black & Decker Corporation (“BDK”) for approximately $796 million in cash, including a $21 million interim net asset value increase, subject to post-closing adjustments. The Tools Group includes the Porter-Cable, Delta, DeVilbiss Air Power, Oldham Saw, FLEX and Asian businesses. The disposition was effected pursuant to a Purchase Agreement between BDK and Pentair dated as of July 16, 2004. There is no material relationship between BDK and Pentair or any of its affiliates, directors or officers or any of their associates.

The Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The brief summary of the material provisions of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement filed as an exhibit hereto.

Effective following the close of business on July 31, 2004, Pentair completed the acquisition of WICOR. Pentair funded the payment of the purchase price and related fees and expenses of the WICOR acquisition through an $850 million committed line of credit (the “Bridge Facility”) and additional borrowings available under Pentair’s existing Credit Facility. Proceeds from the Tools Group disposition were required to be used to repay the Bridge Facility. Pentair repaid the balance of the Bridge Facility through borrowings under its Credit Facility on October 2, 2004.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

Not applicable.

(b)	Pro Forma Financial Information

The pro forma financial information to be filed pursuant to Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(c)	Exhibits

The following exhibits are provided as part of the information filed under Item 2.01 of this Current Report on Form 8-K:

Exhibit	Description
2	Purchase Agreement between The Black & Decker Corporation and Pentair, Inc. dated as of July 16, 2004. (Incorporated by reference to Exhibit 99.2 contained in Pentair’s Current Report on Form 8-K dated July 16, 2004 (File No. 1-11625)).*

99.1	Pro forma financial information filed pursuant to Item 9.01(b) of Form 8-K.

*	The schedules and exhibits to this document have not been filed with the Securities and Exchange Commission. Pentair agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 7, 2004.

PENTAIR, INC.
Registrant

By	/s/ David D. Harrison
David D. Harrison
Executive Vice President and Chief Financial Officer
(Chief Accounting Officer)

PENTAIR, INC.

Exhibit Index to Current Report on Form 8-K

Dated October 2, 2004

Exhibit Number	Description
2	Purchase Agreement between The Black & Decker Corporation and Pentair, Inc. dated as of July 16, 2004. (Incorporated by reference to Exhibit 99.2 contained in Pentair’s Current Report on Form 8-K dated July 16, 2004 (File No. 1-11625)).*

99.1	Pro forma financial information to be filed pursuant to Item 9.01(b) of Form 8-K.

*	The schedules and exhibits to this document have not been filed with the Securities and Exchange Commission. Pentair agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.